UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2009

ADEX MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-53733 (Commission File Number)	20-8755674 (IRS Employer Identification Number)

883 North Shoreline Boulevard; Suite A200
Mountain View, CA 94043
(Address of principal executive offices) (Zip Code)

(650) 967-3040
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 31, 2009, the Board of Directors of AdEx Media, Inc. (the “Company”) approved certain  amendments to the Company’s Code of Ethics (the “Code”) which (i) expanded the compliance standard and procedure provision detailing among other things, the annual review of the Code, the administration, management, investigation and reporting of violations, and (ii) revised the Insider Trading provision making it consistent with the Company’s Statement of Policy on Insider Trading. A copy of the revised Code is attached as Exhibit 14.1 to this Current Report on Form 8-K, and the contents thereof is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The Company hereby files the following exhibits:

Exhibit No.                   Description of Exhibit

14.1                                Code of Ethics, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

ADEX MEDIA, INC.

Dated: December 31, 2009	By:	/s/ Ben Zadik
Ben Zadik
Chief Financial Officer

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